Security Information








Security Purchased


CUSIP
03070QAK7


Issuer
Ameristar Casinos Incorporated


Underwriters
Banc of America Securities, Deutsche Bank
Securities, Wachovia Capital, Calyon
Securities, Comerica Securities


Years of continuous operation, including predecessors
> 3 years


Security
ASCA 9.25% 06/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.097


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B2/BB-


Current yield
9.53%


Benchmark vs Spread (basis points)
726bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Trust
DWS
50,000.00
 $                     48,549
0.01%



DWS Multi Market Income Trust
DWS
180,000.00
 $                   174,775
0.03%



Total

230,000
 $                   223,323
0.04%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
067901AB4



Issuer
BARRICK GOLD CORPORATION



Underwriters
Citigroup, JP Morgan, Morgan Stanley, Banc of America Securities LLC, Barclays Capital,
BMO Capital Markets, BNP Paribas, CIBC
World Markets, Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, HSBC Securities,
Mitsubishi UFJ Securities, RBC Capital
Markets, Scotia Capital, SG Americas
Securities, Standard Chartered Bank, UBS
Securities



Years of continuous operation, including predecessors
> 3 years



Security
ABX 6.95% 04/01/19



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/19/2009



Total amount of offering sold to QIBs
750,000,000



Total amount of any concurrent public offering
0



Total
750,000,000



Public offering price
98.493



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.65%



Rating
A-/A



Current yield
7.06%



Benchmark vs Spread (basis points)
462bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Multi Market Income Trust
DWS
790,000.00
 $                   778,095
0.11%




DWS Strategic Income Trust
DWS
210,000.00
 $                   206,835
0.03%




Total

1,000,000
 $                   984,930
0.14%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
165167CD7


Issuer
CHESAPEAKE ENERGY CORPORATION


Underwriters
Deutsche Bank Securities, Banc of America
Securities LLC, Credit Suisse, Goldman
Sachs, Morgan Stanley, Wachovia Securities,
Barclays Capital, BBVA Securities, BMO
Capital Markets, Bosc Inc, Capital One
Southcoast, Comerica Securities, Greenwich
Capital Markets, Jefferies & Company, Natixis
Bleichroeder, Raymond James & Associates,
RBC Capital Markets, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
CHK 9.5% 02/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/28/2009


Total amount of offering sold to QIBs
1,425,000,000


Total amount of any concurrent public offering
0


Total
1,425,000,000


Public offering price
97.750


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
Ba3/BB


Current yield
9.72%


Benchmark vs Spread (basis points)
806bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
65,000.00
 $                     63,538
0.00%



DWS Strategic Income Trust
DWS
10,000.00
 $                       9,775
0.00%



Total

75,000
 $                     73,313
0.01%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3


Issuer
CONOCOPHILLIPS


Underwriters
Banc of America Securities LLC, Barclays
Capital, Citigroup, Credit Suisse, Deutsche
Bank Securities, RBS Greenwich Capital, DnB
Nor Markets, Mitsubishi UFJ Securities, SG
Americas Securities, Banca IMI, BBVA
Securities, BNP Paribas, BNY Capital
Markets, Calyon, Daiwa Securities America,
Guzman & Company, HSBC Securities, ING
Investments


Years of continuous operation, including predecessors
> 3 years


Security
COP 4.75% 02/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.719


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A1/A


Current yield
4.76%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%



DWS Multi Market Income Trust
DWS
2,470,000.00
 $
2,463,059
0.16%



DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%



Total

3,260,000
 $
3,250,839
0.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7


Issuer
CROWN CASTLE  INTERNATIONAL
CORPORATION


Underwriters
Banc of America Securities LLC, Morgan Stanley,
Barclays Capital, Deutsche Bank Securities, Greenwich
Capital Markets, Calyon, TD Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
CCI 9% 01/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/22/2009


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
90.416


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
9.95%


Benchmark vs Spread (basis points)
964bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
345,000.00
 $                            311,935
0.04%



DWS Strategic Income Trust
DWS
75,000.00
 $                              67,812
0.01%



DWS Multi Market Income Trust
DWS
280,000.00
 $                            253,165
0.03%



Total

700,000
 $                            632,912
0.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AZ7


Issuer
CSC HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, Goldman Sachs,
JP Morgan, BNP Paribas, Calyon, Fortis Securities,
Greenwich Capital Markets, ING Financial
Markets, Morgan Stanley, Scotia Capital, TD
Securities, US Bancorp Investments


Years of continuous operation, including predecessors
> 3 years


Security
CVC 8.625% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/9/2009


Total amount of offering sold to QIBs
526,000,000


Total amount of any concurrent public offering
0


Total
526,000,000


Public offering price
95.196


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/BB


Current yield
9.06%


Benchmark vs Spread (basis points)
634bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
135,000.00
 $                   128,515
0.03%



DWS Multi Market Income Trust
DWS
120,000.00
 $                   114,235
0.02%



DWS Strategic Income Trust
DWS
35,000.00
 $                     33,319
0.01%



Total

290,000
 $                   276,068
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BX0


Issuer
DOW CHEMICAL COMPANY


Underwriters
Banc of America, Citigroup, HSBC Securities,
Morgan Stanley, RBS Securities, Barclays Capital,
Deutsche Bank Securities, Mitsubishi UFJ
Securities, Mizuho International, Blaylock Robert,
Loop Capital Markets, Utendahl Capital, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
DOW 8.55% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.794


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB-


Current yield
8.57%


Benchmark vs Spread (basis points)
525bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
340,000.00
 $                   339,300
0.01%



DWS Multi Market Income Trust
DWS
270,000.00
 $                   269,444
0.01%



Total

610,000
 $                   608,743
0.02%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
35804GAF5



Issuer
FRESENIUS US FINANCE



Underwriters
Deutsche Bank Securities, BNP Paribas, Bank of
New York, Calyon, Citigroup, Comerica
Securities, Credit Suisse, Daiwa Securities,
Deutsche Bank Securities, Goldman Sachs,
Greenwich Capital Markets, ING Financial
Markets, Keybanc Capital Markets



Years of continuous operation, including predecessors
> 3 years



Security
FREGR 9% 07/15/15



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
1/15/2009



Total amount of offering sold to QIBs
500,000,000



Total amount of any concurrent public offering
0



Total
500,000,000



Public offering price
93.076



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.75%



Rating
Ba1/BB



Current yield
9.67%



Benchmark vs Spread (basis points)
791bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Strategic Income Trust
DWS
50,000.00
 $                     46,538
0.01%




DWS Multi Market Income Trust
DWS
180,000.00
 $                   167,537
0.04%




Total

230,000
 $                   214,075
0.61%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
406216AX9


Issuer
HALLIBURTON COMPANY


Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, RBS Greenwich Capital, Credit Suisse,
JP Morgan, Mitsubishi UFJ Securities, Banc of
America Securities LLC, Goldman Sachs, Morgan
Stanley, UBS Securities, DnB Nor Bank, Lloydds
TBS Bank, Scotia Capital, Standard Chartered
Bank


Years of continuous operation, including predecessors
> 3 years


Security
HAL 6.15% 09/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.656


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A2/A


Current yield
6.17%


Benchmark vs Spread (basis points)
320bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
385,000.00
 $                   383,676
0.04%



DWS Strategic Income Trust
DWS
115,000.00
 $                   114,604
0.01%



Total

500,000
 $                   498,280
0.09%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


































Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
406216AY7


Issuer
HALLIBURTON COMPANY


Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, RBS Greenwich Capital, Credit Suisse,
JP Morgan, Mitsubishi UFJ Securities, Banc of
America Securities LLC, Goldman Sachs, Morgan
Stanley, UBS Securities, DnB Nor Markets,
Lloydds TBS Bank, Scotia Capital, Standard
Chartered Bank


Years of continuous operation, including predecessors
> 3 years


Security
HAL 7.45% 09/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.486


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
7.49%


Benchmark vs Spread (basis points)
375bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
765,000.00
 $                   761,068
0.08%



DWS Strategic Income Trust
DWS
235,000.00
 $                   233,792
0.02%



Total

1,000,000
 $                   994,860
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AV5


Issuer
HEWLETT-PACKARD COMPANY


Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, Morgan Stanley, RBS
Greenwich Capital, Barclays Capital, BNP Paribas,
HSBC Securities, Mitsubishi UFJ Securities, Wells
Fargo


Years of continuous operation, including predecessors
> 3 years


Security
HPQ 4.75% 06/02/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/23/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.993


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A2/A


Current yield
4.75%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
1,545,000.00
 $                 1,544,892
0.10%



DWS Strategic Income Trust
DWS
455,000.00
 $                   454,968
0.03%



Total

2,000,000
 $                 1,999,860
0.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
24422EQW2



Issuer
JOHN DEERE CAPITAL CORPORATION



Underwriters
Barclays Capital, Citigroup, Deutsche Bank
Securities, HSBC Securities



Years of continuous operation, including predecessors
> 3 years



Security
DE 5.25% 10/1/12



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Barclays Capital



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/25/2009



Total amount of offering sold to QIBs
750,000,000



Total amount of any concurrent public offering
0



Total
750,000,000



Public offering price
99.750



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.10%



Rating
A2e/A



Current yield
5.26%



Benchmark vs Spread (basis points)
400bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Multi Market Income Trust
DWS
1,570,000.00
 $                 1,566,075
0.21%




DWS Strategic Income Trust
DWS
430,000.00
 $                   428,925
0.06%




Total

2,000,000
 $                 1,995,000
0.27%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information








Security Purchased


CUSIP
494550BB1


Issuer
Kinder Morgan Energy


Underwriters
Citigroup, JP Morgan, Wachovia Capital, Banc of
America Securities, Barclays Capital,
Commerzbank Capital, Deutsche Bank Securities,
Goldman Sachs, Mitsubishi UFJ, Morgan Stanley,
RBS Securities, SunTrust Robinson


Years of continuous operation, including predecessors
> 3 years


Security
KMP 6.85% 02/15/2020


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.669


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB


Current yield
6.87%


Benchmark vs Spread (basis points)
362bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
2,360,000.00
 $                 2,352,188
0.34%



DWS Strategic Income Trust
DWS
640,000.00
 $                   637,882
0.09%



Total

3,000,000
 $                 2,990,070
0.43%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


CUSIP
552953BG5


Issuer
MGM Mirage Incorporated


Underwriters
Banc of America Securities, Barclays Capital,
Citigroup, RBS Securities, Wachovia Capital, BNP
Paribas, Commerzbank Capital, Daiwa Securities,
Deutsche Bank, JP Morgan, Morgan Stanley, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
MGM 11.125% 11/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2009


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
97.344


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B1/B


Current yield
11.43%


Benchmark vs Spread (basis points)
876bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
200,000.00
 $                   194,688
0.02%



DWS Multi Market Income Trust
DWS
170,000.00
 $                   165,485
0.02%



DWS Strategic Income Trust
DWS
45,000.00
 $                     43,805
0.01%



Total

415,000
 $                   403,978
0.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
69073TAM5


Issuer
Owens-Brockway


Underwriters
Banc of America Securirties, Deutsche Bank
Securities, JP Morgan Securities, Barclays Capital,
BNP Paribas Securities, Calyon Securities,
Citigroup, HSBC Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
OI 7.375% 05/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
96.724


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
Ba3/BB


Current yield
7.63%


Benchmark vs Spread (basis points)
527bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
205,000.00
 $                   198,284
0.03%



DWS Multi Market Income Trust
DWS
160,000.00
 $                   154,758
0.03%



DWS Strategic Income Trust
DWS
45,000.00
 $                     43,526
0.01%



Total

410,000
 $                   396,568
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
717081CZ4



Issuer
PFIZER INCORPORATED



Underwriters
Banc of America Securities LLC, Barclays Capital,
BBVA Securities, Citigroup, Credit Suisse,
Deutsche Bank Securities, Goldman Sachs, JP
Morgan, Mitsubishi UFJ Securities, RBS
Greenwich Capital, Santander Investment
Securities, UBS Securities



Years of continuous operation, including predecessors
> 3 years



Security
PFE 4.45% 03/15/12



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/17/2009



Total amount of offering sold to QIBs
3,500,000,000



Total amount of any concurrent public offering
0



Total
3,500,000,000



Public offering price
99.863



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.30%



Rating
Aa2/AAA



Current yield
4.46%



Benchmark vs Spread (basis points)
315bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Multi Market Income Trust
DWS
1,920,000.00
 $                 1,917,370
0.05%




DWS Strategic Income Trust
DWS
580,000.00
 $                   579,205
0.02%




Total

2,500,000
 $                 2,496,575
0.07%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





















Security Information








Security Purchased


CUSIP
75886AAC2


Issuer
Regency Energy Partners


Underwriters
Barclays Capital, Morgan Stanley, Wachovia
Securities, BBVA Securities, Citigroup, Comerica
Securities, Deutsche Bank, Raymond James, RBS
Greenwich Capital, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
RGNC 9.375% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/15/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
94.496


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B1/B


Current yield
9.92%


Benchmark vs Spread (basis points)
792bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
590,000.00
 $                   557,526
0.24%



DWS Multi Market Income Trust
DWS
650,000.00
 $                   614,224
0.26%



DWS Strategic Income Trust
DWS
175,000.00
 $                   165,368
0.07%



Total

1,415,000
 $                 1,337,118
0.57%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities


Years of continuous operation, including predecessors
> 3 years


Security
ROSW 4.5% 03/01/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.470


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Aa1/AA-


Current yield
4.52%


Benchmark vs Spread (basis points)
335bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%



DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%



DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%



Total

4,480,000
 $                 4,456,256
0.18%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information








Security Purchased


CUSIP
816851AN9


Issuer
Sempra Energy


Underwriters
BNP Paribas, Citigroup, Deutsche Bank Securities,
Mitsubishi UFJ Securities, Wachovia Capital,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
SRE 6.5% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citibank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.097


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B2/BB-


Current yield
9.53%


Benchmark vs Spread (basis points)
726bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
785,000.00
 $                   762,211
0.12%



DWS Strategic Income Trust
DWS
215,000.00
 $                   208,759
0.03%



Total

1,000,000
 $                   970,970
0.15%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


CUSIP
827048AL3


Issuer
SILGAN HOLDINGS


Underwriters
Banc of America Securities, Deutsche Bank
Securities, Morgan Stanley, BNP Paribas, Rabo
Securities, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
SLGN 7.25% 08/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
97.280


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
Ba3/BB+


Current yield
7.45%


Benchmark vs Spread (basis points)
504bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
370,000.00
 $                   359,936
0.15%



DWS Strategic Income Trust
DWS
85,000.00
 $                     82,688
0.03%



DWS Multi Market Income Trust
DWS
320,000.00
 $                   311,296
0.13%



Total

775,000
 $                   753,920
0.31%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAR9


Issuer
TIME WARNER CABLE INCORPORATED


Underwriters
Banc of America Securities LLC, Barclays Capital,
BNP Paribas, Calyon, Citigroup, Daiwa Securities
America, Deutsche Bank Securities, Fortis
Securities, Goldman Sachs, HSBC Securities, JP
Morgan, Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS Greenwich
Capital, Scotia Capital, UBS Securities, Wachovia
Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
TWC 7.5% 04/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/23/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.534


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa2/BBB


Current yield
7.54%


Benchmark vs Spread (basis points)
595bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
2,365,000
 $                 2,353,979
0.24%



DWS Strategic Income Trust
DWS
635,000
 $                   632,041
0.06%



Total

3,000,000
 $                 2,986,020
0.30%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information






Security Purchased
Comparison Security
CUSIP
88732JAS7

Issuer
TIME WARNER CABLE INCORPORATED

Underwriters
Banc of America Securities LLC, Barclays Capital,
BNP Paribas, Calyon, Citigroup, Daiwa Securities
America, Deutsche Bank Securities, Fortis
Securities, Goldman Sachs, HSBC Securities, JP
Morgan, Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS Greenwich
Capital, Scotia Capital, UBS Securities, Wachovia
Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
TWC 8.25% 04/01/19

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/23/2009

Total amount of offering sold to QIBs
2,000,000,000

Total amount of any concurrent public offering
0

Total
2,000,000,000

Public offering price
99.348

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa2/BBB

Current yield
8.30%

Benchmark vs Spread (basis points)
570bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
DWS Funds





DWS Multi Market Income Trust
DWS
2,360,000
 $                 2,344,613
0.12%

DWS Strategic Income Trust
DWS
640,000
 $                   635,827
0.03%

Total

3,000,000
 $                 2,980,440
0.15%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
89233P3A2


Issuer
Toyota Motor Corporation


Underwriters
Credit Suisse, Deutsche Bank, JP
Morgan,, Morgan Stanley, RBS
Securities, SG Americas, ANZ
Securities, BBVA Securities, Calyon
Securities,  Citigroup, Daiwa
Securities, Mitsubishi, Mizuho


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 9% 05/01/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/5/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
97.586


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa1/BBB


Current yield
9.22%


Benchmark vs Spread (basis points)
658bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Trust
DWS
195,000.00
 $    190,293
0.00%



DWS Multi Market Income Trust
DWS
805,000.00
 $    785,567
5.37%



Total

1,000,000
 $    975,860
5.37%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
8935268Y2



Issuer
TRANS CANADA PIPELINES



Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities



Years of continuous operation, including predecessors
> 3 years



Security
TRP 7.125% 01/15/19



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
HSBC



Firm commitment underwriting?
Yes



Trade date/Date of Offering
1/6/2009



Total amount of offering sold to QIBs
750,000,000



Total amount of any concurrent public offering
0



Total
750,000,000



Public offering price
99.977



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.65%



Rating
A3/A-



Current yield
7.13%



Benchmark vs Spread (basis points)
460bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Multi Market Income Trust
DWS
165,000.00
 $                   164,962
0.02%




DWS Strategic Income Trust
DWS
45,000.00
 $                     44,990
0.01%




Total

210,000
 $                   209,952
0.03%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






























Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Z9


Issuer
TRANS-CANADA PIPELINES


Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
TRP 7.625% 01/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC Bank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/6/2009


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.148


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/A-


Current yield
7.69%


Benchmark vs Spread (basis points)
460bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
110,000.00
 $                   109,063
0.01%



DWS Strategic Income Trust
DWS
25,000.00
 $                     24,787
0.00%



Total

135,000
 $                   133,850
0.01%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


































Security Information








Security Purchased


CUSIP
92769VAA7


Issuer
Virginia Media Finance


Underwriters
BNP Paribas, Calyon Securities,  Deutsche Bank,
Goldman Sachs, HSBC Securities, JP Morgan,
RBS Securities, Barclays Capital, Fortis Securities,
Lloyds TSB, UBS


Years of continuous operation, including predecessors
> 3 years


Security
VMED 9.5% 08/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/29/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
95.574


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
B-/BB


Current yield
9.94%


Benchmark vs Spread (basis points)
721bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
810,000.00
 $                   774,149
0.11%



DWS Strategic Income Trust
DWS
220,000.00
 $                   210,263
0.03%



Total

1,030,000
 $                   984,412
0.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


























Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
94106LAT6



Issuer
WASTE MANAGEMENT INCORPORATED



Underwriters
Barclays Capital, Credit Suisse, Deutsche Bank
Securities, RBS Greenwich Capital, BNP Paribas,
Bank of New York, Calyon, PNC Capital Markets,
Scotia Capital, Wells Fargo



Years of continuous operation, including predecessors
> 3 years



Security
WMI 6.375% 03/11/15



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/23/2009



Total amount of offering sold to QIBs
350,000,000



Total amount of any concurrent public offering
0



Total
350,000,000



Public offering price
99.650



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.60%



Rating
Baa3/BBB



Current yield
6.40%



Benchmark vs Spread (basis points)
462bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Multi Market Income Trust
DWS
1,545,000.00
 $                 1,539,593
0.44%




DWS Strategic Income Trust
DWS
455,000.00
 $                   453,408
0.13%




Total

2,000,000
 $                 1,993,000
0.57%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBT5


Issuer
EL PASO CORPORATION


Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, Barclays Capital, Credit Suisse,
Fortis Securities, Scotia Capital, Societe Generale,
UBS Investment Bank, UniCredit Capital Markets,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
EP 8.25% 02/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/4/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
95.535


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba3/BB-


Current yield
8.64%


Benchmark vs Spread (basis points)
664bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Trust
DWS
285,000.00
 $                   272,275
0.06%



DWS Multi Market Income Trust
DWS
240,000.00
 $                   229,284
0.05%



DWS Strategic Income Trust
DWS
65,000.00
 $                     62,098
0.01%



Total

590,000
 $                   563,657
0.12%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.